Exhibit 99.1

Explanatory Note and Basis of Presentation

On April 29, 2017, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which Duke Realty Corporation, an Indiana corporation (the “Company”), is the sole general partner, and certain of the Operating Partnership’s subsidiaries and affiliates (collectively, “Seller”), and HTA Acquisition Sub, LLC, a Delaware limited liability company (the “Buyer”) and subsidiary of Healthcare Trust of America, Inc., entered into 16 purchase and sale agreements (the “Purchase Agreements”) pursuant to which the Buyer agreed to purchase all of Seller’s right, title and interest in its medical office portfolio, which was 6.6 million square feet as of the date of the purchase agreements and consisted of (i) 71 in-service buildings, (ii) five buildings that would be under construction at the time of sale, (iii) the Company’s ownership interests in two unconsolidated joint ventures, with each joint venture owning one medical office building, and (iv) 16.5 acres of land.

The current composition of the portfolio was impacted by rights of first refusal held by various hospital systems, which were exercised by three such hospital systems to purchase five properties (the "ROFR Properties") within the portfolio. However, the final composition of the portfolio may be further impacted by rights held by certain hospital systems, and is still subject to change. One of the two buildings owned by unconsolidated joint ventures (the "Joint Venture Property") has also been excluded from the transaction due to the other owner's election to purchase our interest in the joint venture through a buy/sell provision. One property (the "Deferred Property") is also expected to close separately, contingent upon the completion of certain repairs. The expected final composition of the portfolio, excluding the ROFR Properties, the Joint Venture Property and the Deferred Property, totals 5.6 million square feet consisting of (i) 65 in-service buildings, (ii) five buildings that will be under construction at the time of sale, (iii) the ownership interest in one unconsolidated joint venture and (iv) 16.5 acres of undeveloped land for a total purchase price of $2.52 billion.

The Purchase Agreements provide for multiple closings, which the parties expect to be completed throughout the second and third quarters of 2017. The first closing (the “First Closing”) occurred on May 25, 2017, resulting in the sale to the Buyer of 19 in-service properties, for an aggregate purchase price of $512.3 million. The second closing (the "Second Closing") occurred on June 8, 2017, resulting in the sale to the Buyer of 36 in-service properties, five properties under construction and 4.4 acres of undeveloped land for an aggregate purchase price of $1.38 billion. Closings for the remaining 10 properties and 12.2 acres of undeveloped land in the portfolio, as well as the ownership interest in one unconsolidated joint venture (the “Subsequent Closings”) for an aggregate purchase price of $624.6 million, have not yet occurred.

The accompanying unaudited consolidated pro forma financial statements of (the "Company") have been prepared to provide financial information with respect to:

•	the sale of 19 in-service properties as part of the First Closing

•	the sale of 36 in-service properties, five properties under construction and 4.4 acres of land as part of the Second Closing

•	the expected sale of 10 in-service properties, 12.2 acres of land, and the ownership interest in one unconsolidated joint venture as part of the Subsequent Closings

The unaudited pro forma Consolidated Balance Sheet as of March 31, 2017 is presented as if the transactions described above occurred on March 31, 2017.

The unaudited pro forma Consolidated Statements of Operations for the three month periods ended March 31, 2017 and 2016, and for the years ended December 31, 2016, 2015 and 2014 are presented as if the transactions described above occurred on January 1, 2014.

The pro forma statements presented assume the Subsequent Closings take place; significant variances may occur in the pro forma information if one or more properties in the Subsequent Closings do not close or the Company's estimated proceeds differ from actual results. Additionally, the pro forma statements do not reflect adjustments for actual or probable medical office property sales not included in the transaction with the Buyer.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the sale of the medical office portfolio to the Buyer have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual results of operations or financial condition would have been had the sale of the medical office portfolio occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company. The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the financial statements as filed in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheets
As of March 31, 2017
(unaudited and in thousands, except per share amounts)

	Historical (A)	Medical Office Disposition (B)		Use of Proceeds (C)		Pro Forma
ASSETS
Real estate investments:
Real estate assets	$6,592,579	$(1,218,041)	(B1)			$5,374,538
Construction in progress	441,058	(42,702)	(B1)			398,356
Investments in and advances to unconsolidated companies	192,709	(40,403)	(B1)			152,306
Undeveloped land	217,017	(10,945)	(B1)			206,072
	7,443,363	(1,312,091)		—		6,131,272
Accumulated depreciation	(1,325,431)	216,200	(B1)			(1,109,231)
Net real estate investments	6,117,932	(1,095,891)		—		5,022,041

Real estate investments and other assets held-for-sale	81,563					81,563

Cash and cash equivalents	13,389	2,146,746	(B2)	(925,397)	(C1)	1,234,738
Accounts receivable, net of allowance of $2,148	19,089	(4,649)	(B1)			14,440
Straight-line rent receivable, net of allowance of $5,506	116,083	(29,897)	(B1)			86,186
Receivables on construction contracts, including retentions	5,001	(1,668)	(B1)			3,333
Deferred leasing and other costs, net of accumulated amortization of $258,388	338,733	(72,928)	(B1)			265,805
Escrow deposits and other assets	266,720	272,973	(B3)			539,693
	$6,958,510	$1,214,686		$(925,397)		$7,247,799
LIABILITIES AND EQUITY
Indebtedness:
Secured debt, net of deferred financing costs of $869	$366,238					$366,238
Unsecured debt, net of deferred financing costs of $21,195	2,477,024			(663,068)	(C2)	1,813,956
Unsecured line of credit	237,000			(237,000)	(C3)	—
	3,080,262	—		(900,068)		2,180,194

Liabilities related to real estate investments held-for-sale	2,708					2,708

Construction payables and amounts due subcontractors, including retentions	67,004	(10,666)	(B1)			56,338
Accrued real estate taxes	69,823	(7,520)	(B1)			62,303
Accrued interest	28,865					28,865
Other liabilities	168,583	(23,132)	(B1)			145,451
Tenant security deposits and prepaid rents	43,385	(5,800)	(B1)			37,585
Total liabilities	3,460,630	(47,118)		(900,068)		2,513,444
Shareholders' equity:
Common shares ($.01 par value); 600,000 shares authorized; 355,587 shares issued and outstanding	3,556					3,556
Additional paid-in capital	5,191,389					5,191,389
Accumulated other comprehensive income	426					426
Distributions in excess of net income	(1,728,170)	1,250,195	(B4)	(25,096)	(C4)	(503,071)
Total shareholders' equity	3,467,201	1,250,195		(25,096)		4,692,300
Noncontrolling interests	30,679	11,609	(B4)	(233)	(C4)	42,055
Total equity	3,497,880	1,261,804		(25,329)		4,734,355
	$6,958,510	$1,214,686		$(925,397)		$7,247,799

See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Three Months Ended March 31, 2017
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$217,915	$(39,510)	(b1)	$178,405
General contractor and service fee revenue	9,399			9,399
	227,314	(39,510)		187,804
Expenses:
Rental expenses	25,271	(7,476)	(b1)	17,795
Real estate taxes	32,473	(5,455)	(b1)	27,018
General contractor and other services expenses	7,624			7,624
Depreciation and amortization	81,557	(17,114)	(b1)	64,443
	146,925	(30,045)		116,880
Other operating activities:
Equity in earnings of unconsolidated companies	4,749	(656)	(b2)	4,093
Gain on sale of properties	37,046			37,046
Gain on land sales	1,505			1,505
Other operating expenses	(738)	23	(b1)	(715)
Impairment charges	(859)			(859)
General and administrative expenses	(19,232)			(19,232)
	22,471	(633)		21,838
Operating income	102,860	(10,098)		92,762
Other income (expenses):
Interest and other income, net	533			533
Interest expense	(30,505)	1,548	(b3)	(28,957)
Gain on debt extinguishment	25			25
Income from continuing operations before income taxes	72,913	(8,550)		64,363
Income tax benefit	(2,132)			(2,132)
Income from continuing operations	70,781	(8,550)		62,231
Net income attributable to noncontrolling interests	(581)	47	(b4)	(534)
Net income attributable to common shareholders - continuing operations	$70,200	$(8,503)		$61,697

Basic net income per common share - continuing operations	$0.20			$0.17	(d1)

Diluted net income per common share - continuing operations	$0.20			$0.17	(d2)

Weighted average number of common shares outstanding	355,282			355,282
Weighted average number of common shares and potential dilutive securities	360,700			359,103	(d3)
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Three Months Ended March 31, 2016
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$201,803	$(34,791)	(b1)	$167,012
General contractor and service fee revenue	23,151			23,151
	224,954	(34,791)		190,163
Expenses:
Rental expenses	29,278	(7,006)	(b1)	22,272
Real estate taxes	29,627	(4,264)	(b1)	25,363
General contractor and other services expenses	20,920			20,920
Depreciation and amortization	77,798	(16,006)	(b1)	61,792
	157,623	(27,276)		130,347
Other operating activities:
Equity in earnings of unconsolidated companies	21,860	(651)	(b2)	21,209
Gain on sale of properties	15,577			15,577
Gain on land sales	130			130
Other operating expenses	(1,237)	20	(b1)	(1,217)
Impairment charges	(6,405)			(6,405)
General and administrative expenses	(18,098)			(18,098)
	11,827	(631)		11,196
Operating income	79,158	(8,146)		71,012
Other income (expenses):
Interest and other income, net	2,523			2,523
Interest expense	(37,730)	1,326	(b3)	(36,404)
Acquisition-related activity	(3)			(3)
Income from continuing operations before income taxes	43,948	(6,820)		37,128
Income tax expense	(343)			(343)
Income from continuing operations	43,605	(6,820)		36,785
Net income attributable to noncontrolling interests	(449)	67	(b4)	(382)
Net income attributable to common shareholders - continuing operations	$43,156	$(6,753)		$36,403

Basic net income per common share - continuing operations	$0.12			$0.10	(d1)

Diluted net income per common share - continuing operations	$0.12			$0.10	(d2)

Weighted average number of common shares outstanding	345,665			345,665
Weighted average number of common shares and potential dilutive securities	349,674			349,674	(d3)
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2016
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$813,434	$(146,478)	(b1)	$666,956
General contractor and service fee revenue	88,810			88,810
	902,244	(146,478)		755,766
Expenses:
Rental expenses	107,410	(29,216)	(b1)	78,194
Real estate taxes	118,654	(17,953)	(b1)	100,701
General contractor and other services expenses	80,467			80,467
Depreciation and amortization	317,818	(65,917)	(b1)	251,901
	624,349	(113,086)		511,263
Other operating activities:
Equity in earnings of unconsolidated companies	47,403	(2,585)	(b2)	44,818
Gain on dissolution of unconsolidated company	30,697			30,697
Promote income	26,299			26,299
Gain on sale of properties	162,093			162,093
Gain on land sales	9,865			9,865
Other operating expenses	(3,864)	82	(b1)	(3,782)
Impairment charges	(18,018)			(18,018)
General and administrative expenses	(55,389)			(55,389)
	199,086	(2,503)		196,583
Operating income	476,981	(35,895)		441,086
Other income (expenses):
Interest and other income, net	4,035			4,035
Interest expense	(141,576)	5,100	(b3)	(136,476)
Loss on debt extinguishment	(33,934)			(33,934)
Acquisition-related activity	7,176			7,176
Income (loss) from continuing operations before income taxes	312,682	(30,795)		281,887
Income tax benefit	589			589
Income from continuing operations	313,271	(30,795)		282,476
Income loss attributable to noncontrolling interests	(3,135)	284	(b4)	(2,851)
Net income attributable to common shareholders - continuing operations	$310,136	$(30,511)		$279,625

Basic net income per common share - continuing operations	$0.88			$0.80	(d1)

Diluted net income per common share - continuing operations	$0.88			$0.80	(d2)

Weighted average number of common shares outstanding	349,942			349,942
Weighted average number of common shares and potential dilutive securities	357,076			355,652	(d3)
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2015
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$816,065	$(132,637)	(b1)	$683,428
General contractor and service fee revenue	133,367			133,367
	949,432	(132,637)		816,795
Expenses:
Rental expenses	125,666	(28,230)	(b1)	97,436
Real estate taxes	112,879	(15,377)	(b1)	97,502
General contractor and other services expenses	119,170			119,170
Depreciation and amortization	317,329	(63,386)	(b1)	253,943
	675,044	(106,993)		568,051
Other operating activities:
Equity in earnings of unconsolidated companies	(3,304)	(2,530)	(b2)	(5,834)
Gain on sale of properties	229,702			229,702
Gain on land sales	35,054			35,054
Other operating expenses	(5,947)	73	(b1)	(5,874)
Impairment charges	(22,932)			(22,932)
General and administrative expenses	(58,565)			(58,565)
	174,008	(2,457)		171,551
Operating income	448,396	(28,101)		420,295
Other income (expenses):
Interest and other income, net	4,667			4,667
Interest expense	(173,574)	4,824	(b3)	(168,750)
Loss on debt extinguishment	(85,713)			(85,713)
Acquisition-related activity	(8,499)			(8,499)
Income (loss) from continuing operations before income taxes	185,277	(23,277)		162,000
Income tax benefit	3,928			3,928
Income (loss) from continuing operations	189,205	(23,277)		165,928
Net (income) loss attributable to noncontrolling interests	(6,551)	236	(b4)	(6,315)
Net income (loss) attributable to common shareholders - continuing operations	$182,654	$(23,041)		$159,613

Basic net income (loss) per common share - continuing operations	$0.53			$0.47	(d1)

Diluted net income (loss) per common share - continuing operations	$0.53			$0.47	(d2)

Weighted average number of common shares outstanding	345,057			345,057
Weighted average number of common shares and potential dilutive securities	352,197			352,197
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2014
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$822,351	$(124,153)	(b1)	$698,198
General contractor and service fee revenue	224,500			224,500
	1,046,851	(124,153)		922,698
Expenses:
Rental expenses	136,278	(29,121)	(b1)	107,157
Real estate taxes	115,013	(13,975)	(b1)	101,038
General contractor and other services expenses	200,031			200,031
Depreciation and amortization	346,275	(60,806)	(b1)	285,469
	797,597	(103,902)		693,695
Other operating activities:
Equity in earnings of unconsolidated companies	94,317	(2,529)	(b2)	91,788
Gain on sale of properties	162,715			162,715
Gain on land sales	10,441			10,441
Other operating expenses	(7,191)	73	(b1)	(7,118)
Impairment charges	(49,106)			(49,106)
General and administrative expenses	(49,362)			(49,362)
	161,814	(2,456)		159,358
Operating income	411,068	(22,707)		388,361
Other income (expenses):
Interest and other income, net	1,246			1,246
Interest expense	(196,186)	5,493	(b3)	(190,693)
Loss on debt extinguishment	(283)			(283)
Acquisition-related activity	(1,099)			(1,099)
Income from continuing operations before income taxes	214,746	(17,214)		197,532
Income tax benefit	844			844
Income from continuing operations	215,590	(17,214)		198,376
Dividends on preferred shares	(24,943)			(24,943)
Adjustments for redemption/repurchase of preferred shares	(13,752)			(13,752)
Net income attributable to noncontrolling interests	(2,867)	269	(b4)	(2,598)
Net income attributable to common shareholders - continuing operations	$174,028	$(16,945)		$157,083

Basic net income per common share - continuing operations	$0.51			$0.46	(d1)

Diluted net income per common share - continuing operations	$0.51			$0.46	(d2)

Weighted average number of common shares outstanding	335,777			335,777
Weighted average number of common shares and potential dilutive securities	340,446			340,446	(d3)
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheets
As of March 31, 2017
(unaudited and in thousands)

	Historical (A)	Suburban Office Disposition (B)		Use of Proceeds (C)		Pro Forma
ASSETS
Real estate investments:
Real estate assets	$6,592,579	$(1,218,041)	(B1)			$5,374,538
Construction in progress	441,058	(42,702)	(B1)			398,356
Investments in and advances to unconsolidated companies	192,709	(40,403)	(B1)			152,306
Undeveloped land	217,017	(10,945)	(B1)			206,072
	7,443,363	(1,312,091)		—		6,131,272
Accumulated depreciation	(1,325,431)	216,200	(B1)			(1,109,231)
Net real estate investments	6,117,932	(1,095,891)		—		5,022,041

Real estate investments and other assets held-for-sale	81,563					81,563

Cash and cash equivalents	13,389	2,146,746	(B2)	(925,397)	(C1)	1,234,738
Accounts receivable, net of allowance of $2,148	19,089	(4,649)	(B1)			14,440
Straight-line rent receivable, net of allowance of $5,506	116,083	(29,897)	(B1)			86,186
Receivables on construction contracts, including retentions	5,001	(1,668)	(B1)			3,333
Deferred leasing and other costs, net of accumulated amortization of $258,388	338,733	(72,928)	(B1)			265,805
Escrow deposits and other assets	266,720	272,973	(B3)			539,693
	$6,958,510	$1,214,686		$(925,397)		$7,247,799
LIABILITIES AND EQUITY
Indebtedness:
Secured debt, net of deferred financing costs of $869	$366,238					$366,238
Unsecured debt, net of deferred financing costs of $21,195	2,477,024			(663,068)	(C2)	1,813,956
Unsecured line of credit	237,000			(237,000)	(C3)	—
	3,080,262	—		(900,068)		2,180,194

Liabilities related to real estate investments held-for-sale	2,708					2,708

Construction payables and amounts due subcontractors, including retentions	67,004	(10,666)	(B1)			56,338
Accrued real estate taxes	69,823	(7,520)	(B1)			62,303
Accrued interest	28,865					28,865
Other liabilities	168,583	(23,132)	(B1)			145,451
Tenant security deposits and prepaid rents	43,385	(5,800)	(B1)			37,585
Total liabilities	3,460,630	(47,118)		(900,068)		2,513,444
Partners’ equity:

Common equity (355,587 General Partner Units issued and outstanding)	3,466,775	1,250,195	(B4)	(25,096)	(C4)	4,691,874
Limited Partners' common equity (3,308 Limited Partner Units issued and outstanding)	27,976	11,609	(B4)	(233)	(C4)	39,352
Accumulated other comprehensive income	426					426
Total partners' equity	3,495,177	1,261,804		(25,329)		4,731,652
Noncontrolling interests	2,703					2,703
Total equity	3,497,880	1,261,804		(25,329)		4,734,355
	$6,958,510	$1,214,686		$(925,397)		$7,247,799

See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Three Months Ended March 31, 2017
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$217,915	$(39,510)	(b1)	$178,405
General contractor and service fee revenue	9,399			9,399
	227,314	(39,510)		187,804
Expenses:
Rental expenses	25,271	(7,476)	(b1)	17,795
Real estate taxes	32,473	(5,455)	(b1)	27,018
General contractor and other services expenses	7,624			7,624
Depreciation and amortization	81,557	(17,114)	(b1)	64,443
	146,925	(30,045)		116,880
Other operating activities:
Equity in earnings of unconsolidated companies	4,749	(656)	(b2)	4,093
Gain on sale of properties	37,046			37,046
Gain on land sales	1,505			1,505
Other operating expenses	(738)	23	(b1)	(715)
Impairment charges	(859)			(859)
General and administrative expenses	(19,232)			(19,232)
	22,471	(633)		21,838
Operating income	102,860	(10,098)		92,762
Other income (expenses):
Interest and other income, net	533			533
Interest expense	(30,505)	1,548	(b3)	(28,957)
Gain on debt extinguishment	25			25
Income from continuing operations before income taxes	72,913	(8,550)		64,363
Income tax expense	(2,132)			(2,132)
Income from continuing operations	70,781	(8,550)		62,231
Net (income) loss attributable to noncontrolling interests	71			71
Net income attributable to common shareholders - continuing operations	$70,852	$(8,550)		$62,302

Basic net income per common share - continuing operations	$0.20			$0.17	(d1)

Diluted net income per common share - continuing operations	$0.20			$0.17	(d2)

Weighted average number of common shares outstanding	358,598			358,598
Weighted average number of common shares and potential dilutive securities	360,700			359,103	(d3)
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Three Months Ended March 31, 2016
(unaudited, in thousands, except per share amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$201,803	$(34,791)	(b1)	$167,012
General contractor and service fee revenue	23,151			23,151
	224,954	(34,791)		190,163
Expenses:
Rental expenses	29,278	(7,006)	(b1)	22,272
Real estate taxes	29,627	(4,264)	(b1)	25,363
General contractor and other services expenses	20,920			20,920
Depreciation and amortization	77,798	(16,006)	(b1)	61,792
	157,623	(27,276)		130,347
Other operating activities:
Equity in earnings of unconsolidated companies	21,860	(651)	(b2)	21,209
Gain on sale of properties	15,577			15,577
Gain on land sales	130			130
Other operating expenses	(1,237)	20	(b1)	(1,217)
Impairment charges	(6,405)			(6,405)
General and administrative expenses	(18,098)			(18,098)
	11,827	(631)		11,196
Operating income	79,158	(8,146)		71,012
Other income (expenses):
Interest and other income, net	2,523			2,523
Interest expense	(37,730)	1,326	(b3)	(36,404)
Acquisition-related activity	(3)			(3)
Income from continuing operations before income taxes	43,948	(6,820)		37,128
Income tax expense	(343)			(343)
Income from continuing operations	43,605	(6,820)		36,785
Net income attributable to noncontrolling interests	(11)			(11)
Net income attributable to common shareholders - continuing operations	$43,594	$(6,820)		$36,774

Basic net income per common share - continuing operations	$0.12			$0.10	(d1)

Diluted net income per common share - continuing operations	$0.12			$0.10	(d2)

Weighted average number of common shares outstanding	349,163			349,163
Weighted average number of common shares and potential dilutive securities	349,674			349,674	(d3)
See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2016
(unaudited, in thousands, except per unit amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$813,434	$(146,478)	(b1)	$666,956
General contractor and service fee revenue	88,810			88,810
	902,244	(146,478)		755,766
Expenses:
Rental expenses	107,410	(29,216)	(b1)	78,194
Real estate taxes	118,654	(17,953)	(b1)	100,701
General contractor and other services expenses	80,467			80,467
Depreciation and amortization	317,818	(65,917)	(b1)	251,901
	624,349	(113,086)		511,263
Other operating activities:
Equity in earnings of unconsolidated companies	47,403	(2,585)	(b2)	44,818
Gain on dissolution of unconsolidated company	30,697			30,697
Promote income	26,299			26,299
Gain on sale of properties	162,093			162,093
Gain on land sales	9,865			9,865
Other operating expenses	(3,864)	82	(b1)	(3,782)
Impairment charges	(18,018)			(18,018)
General and administrative expenses	(55,389)			(55,389)
	199,086	(2,503)		196,583
Operating income	476,981	(35,895)		441,086
Other income (expenses):
Interest and other income, net	4,035			4,035
Interest expense	(141,576)	5,100	(b3)	(136,476)
Loss on debt extinguishment	(33,934)			(33,934)
Acquisition-related activity	7,176			7,176
Income from continuing operations before income taxes	312,682	(30,795)		281,887
Income tax benefit	589			589
Income from continuing operations	313,271	(30,795)		282,476
Net income attributable to noncontrolling interests	(46)			(46)
Net income attributable to common unitholders - continuing operations	$313,225	$(30,795)		$282,430

Basic net income per Common Unit - continuing operations	$0.88			$0.80	(d1)

Diluted net income per Common Unit - continuing operations	$0.88			$0.80	(d2)

Weighted average number of Common Units outstanding	353,423			353,423
Weighted average number of Common Units and potential dilutive securities	357,076			355,652	(d3)

See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2015
(unaudited, in thousands, except per unit amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$816,065	$(132,637)	(b1)	$683,428
General contractor and service fee revenue	133,367			133,367
	949,432	(132,637)		816,795
Expenses:
Rental expenses	125,666	(28,230)	(b1)	97,436
Real estate taxes	112,879	(15,377)	(b1)	97,502
General contractor and other services expenses	119,170			119,170
Depreciation and amortization	317,329	(63,386)	(b1)	253,943
	675,044	(106,993)		568,051
Other operating activities:
Equity in earnings of unconsolidated companies	(3,304)	(2,530)	(b2)	(5,834)
Gain on sale of properties	229,702			229,702
Gain on land sales	35,054			35,054
Other operating expenses	(5,947)	73	(b1)	(5,874)
Impairment charges	(22,932)			(22,932)
General and administrative expenses	(58,565)			(58,565)
	174,008	(2,457)		171,551
Operating income	448,396	(28,101)		420,295
Other income (expenses):
Interest and other income, net	4,667			4,667
Interest expense	(173,574)	4,824	(b3)	(168,750)
Loss on debt extinguishment	(85,713)			(85,713)
Acquisition-related activity	(8,499)			(8,499)
Income from continuing operations before income taxes	185,277	(23,277)		162,000
Income tax benefit	3,928			3,928
Income from continuing operations	189,205	(23,277)		165,928
Net income attributable to noncontrolling interests	(147)			(147)
Net income attributable to common unitholders - continuing operations	$189,058	$(23,277)		$165,781

Basic net income per Common Unit - continuing operations	$0.53			$0.47	(d1)

Diluted net income per Common Unit - continuing operations	$0.53			$0.47	(d2)

Weighted average number of Common Units outstanding	348,639			348,639
Weighted average number of Common Units and potential dilutive securities	352,197			352,197

See accompanying Notes to Pro Forma Consolidated Financial Statements.

DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2014
(unaudited, in thousands, except per unit amounts)

	Historical (a)	Medical Office Disposition (b)		Pro Forma
Revenues:
Rental and related revenue	$822,351	$(124,153)	(b1)	$698,198
General contractor and service fee revenue	224,500			224,500
	1,046,851	(124,153)		922,698
Expenses:
Rental expenses	136,278	(29,121)	(b1)	107,157
Real estate taxes	115,013	(13,975)	(b1)	101,038
General contractor and other services expenses	200,031			200,031
Depreciation and amortization	346,275	(60,806)	(b1)	285,469
	797,597	(103,902)		693,695
Other operating activities:
Equity in earnings of unconsolidated companies	94,317	(2,529)	(b2)	91,788
Gain on sale of properties	162,715			162,715
Gain on land sales	10,441			10,441
Other operating expenses	(7,191)	73	(b1)	(7,118)
Impairment charges	(49,106)			(49,106)
General and administrative expenses	(49,362)			(49,362)
	161,814	(2,456)		159,358
Operating income	411,068	(22,707)		388,361
Other income (expenses):
Interest and other income, net	1,246			1,246
Interest expense	(196,186)	5,493	(b3)	(190,693)
Loss on debt extinguishment	(283)			(283)
Acquisition-related activity	(1,099)			(1,099)
Income from continuing operations before income taxes	214,746	(17,214)		197,532
Income tax benefit	844			844
Income from continuing operations	215,590	(17,214)		198,376
Distributions on Preferred Units	(24,943)			(24,943)
Adjustments for redemption/repurchase of Preferred Units	(13,752)			(13,752)
Net income attributable to noncontrolling interests	(240)			(240)
Net income attributable to common unitholders - continuing operations	$176,655	$(17,214)		$159,441

Basic net income per Common Unit - continuing operations	$0.51			$0.46	(d1)

Diluted net income per Common Unit - continuing operations	$0.51			$0.46	(d2)

Weighted average number of Common Units outstanding	340,085			340,085
Weighted average number of Common Units and potential dilutive securities	340,446			340,446	(d3)

See accompanying Notes to Pro Forma Consolidated Financial Statements.

Duke Realty Corporation and Duke Realty Limited Partnership
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

Note 1: Pro Forma Consolidated Balance Sheet Notes

(A)
Reflects the consolidated balance sheet as of March 31, 2017, as contained in the historical consolidated financial statements and notes thereto presented in our Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

(B)	Represents adjustments to reflect the medical office portfolio disposition as follows:

(B1)
Represents the de-recognition of carrying amounts as of March 31, 2017 for the assets, the related accumulated depreciation and working capital assets and liabilities related to the properties that were, or are expected to be, subsequently sold in the medical office portfolio disposition.

(B2)
Represents net cash received, or to be received, from the medical office portfolio disposition after considering $286.0 million of seller financing as well as a reduction to proceeds of $89 million for costs to complete and other transaction costs.

(B3)
Includes (i) the de-recognition of $13.0 million of working capital assets related to the 65 properties sold in the medical office portfolio disposition as well as (ii) the recognition of $286.0 million of seller-financing provided to the buyer that bears interest at 4.0% and is secured by first mortgage interests in certain of the sold properties that mature at various dates over the three-year term.

(B4)
Represents the controlling and non-controlling interests’ share (or general partner and limited partners' share for the Partnership) of the gain, calculated as the difference between the actual net proceeds and seller financing received on March 31, 2017 from the medical office portfolio disposition and the net carrying amount of the assets and liabilities assumed to be de-recognized at March 31, 2017, to reflect the effects of the sale of properties in the medical office portfolio disposition.

(C)	Represents use of proceeds as follows:

(C1)	Represents the assumed use of cash proceeds from the medical office portfolio disposition to repay debt, and to pay related prepayment premiums, on March 31, 2017.
(C2)
Represents the assumed use of a portion of the net proceeds from the medical office portfolio disposition to repay (i) a $250 million variable rate term loan (bearing interest at LIBOR plus 1.0%) with a scheduled maturity in January 2019, (ii) $285.6 million of unsecured notes bearing interest at a stated rate of 6.5% with a scheduled maturity in January 2018 (the "2018 Notes") and (iii) $128.7 million of unsecured notes bearing interest at a stated rate of 6.75% with a scheduled maturity in March 2020 (the "2020 Notes"). Also includes the de-recognition of the carrying amounts, as of March 31, 2017, of the deferred financing costs associated with these loan repayments.

(C3)	Represents the assumed use of a portion of net proceeds from the medical office portfolio disposition to repay the $237.0 million outstanding under our unsecured line of credit at March 31, 2017.
(C4)	Represents the controlling and non-controlling interests’ share (or general partner and limited partners' share for the Partnership) of the loss on extinguishment on the 2018 Notes and 2020 Notes.
Note 2: Pro Forma Consolidated Statements of Operations Notes

(a)
Reflects the consolidated results of operations for the three months ended March 31, 2017 and 2016, and the years ended December 31, 2016, 2015, and 2014, as contained in the historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2016 as well as the unaudited interim period results for the three month periods ended March 31, 2017 and 2016 as contained in the historical consolidated financial statements and notes thereto presented in our Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

(b)
Adjustments related to interest income on $286.0 million of seller financing provided to the buyer, bearing interest at 4.0%, are not included in the pro forma Consolidated Statements of Operations due to the terms not necessarily reflecting market conditions for all periods presented and the fact that all of the properties securing the seller financing had not yet been acquired or constructed during all of the periods presented.
The following represent adjustments to reflect the medical office portfolio disposition:

(b1)
Reflects the revenues and expenses of the properties sold in connection with the medical office portfolio disposition for the years ended December 31, 2016, 2015, and 2014 and the three month periods ended March 31, 2017 and 2016.

Duke Realty Corporation and Duke Realty Limited Partnership
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

(b2)	Represents equity in earnings from the ownership interest in one unconsolidated joint venture that is expected to be sold as part of the medical office portfolio.
(b3)
Reflects adjustments to interest expense to reflect the following: (i) $1.1 million, $1.0 million, $4.1 million, $3.4 million and $3.7 million of interest expense for the three months ended March 31, 2017 and 2016, and the years ended December 31, 2016, 2015, and 2014, respectively, associated with the $250 million floating rate term loan that would not have been incurred had the properties been sold at January 1, 2014 and (ii) $433,000, $333,000, $1.0 million, $1.4 million and $1.8 million for the three months ended March 31, 2017 and 2016, and the years ended December 31, 2016, 2015, and 2014, respectively, associated with the interest incurred on our unsecured credit facility that would not have been incurred had we not had any outstanding borrowings during those periods. At no time during the three months ended March 31, 2017 and 2016, and the years ended December 31, 2016, 2015, and 2014 did the outstanding borrowings on our unsecured credit facility exceed the net proceeds received from the medical office portfolio disposition.

Interest savings from the repayment of the 2018 Notes or the 2020 Notes are not reflected in the pro forma Statements of Operations.

(b4)	Reflects adjustments to net (income) loss attributable to noncontrolling interests for the adjustments to net income noted above.

(d1)
Calculation of basic income (loss) per common share or unit includes an adjustment of $542,000, $584,000, $2.4 million, $3.1 million, and $2.6 million for dividends on participating securities for the three month periods ended March 31, 2017 and 2016 and the years ended December 31, 2016, 2015, and 2014, respectively, as reflected in our historical financial statements.

(d2)
After consideration of the pro forma adjustments, calculation of diluted income (loss) per common share or unit includes an adjustment of $542,000 and $584,000 for dividends on participating securities for the three month periods ended March 31, 2017 and 2016 as well as $1.2 million and $2.6 million the years ended December 31, 2016 and 2014, respectively.

(d3)
After consideration of the pro forma adjustments, certain common share or unit equivalents totaling 2.7 million shares and 2.8 million shares were anti-dilutive to diluted earnings per share for the three month periods ended March 31, 2017 and March 31, 2016 while 1.4 million shares and 3.1 million common share or unit equivalents were anti-dilutive to diluted earnings per share for the years ended December 31, 2016 and 2014 respectively.

Note 3: Pro Forma Revenues by Operating Segment
The following tables present revenues for each reportable segment as if the medical office portfolio disposition closed on January 1, 2014 (in thousands):

	March 31, 2017	Medical Office Disposition	Pro Forma
Revenues
Rental Operations:
Industrial	$156,882		$156,882
Medical Office	47,522	(39,510)	8,012
Non-reportable Rental Operations	13,133		13,133
Service Operations	9,399		9,399
Total segment revenues	226,936	(39,510)	187,426
Other revenue	378		378
Consolidated revenue from continuing operations	$227,314	$(39,510)	$187,804

Duke Realty Corporation and Duke Realty Limited Partnership
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

	March 31, 2016	Medical Office Disposition	Pro Forma
Revenues
Rental Operations:
Industrial	$142,980		$142,980
Medical Office	42,225	(34,791)	7,434
Non-reportable Rental Operations	14,896		14,896
Service Operations	23,151		23,151
Total segment revenues	223,252	(34,791)	188,461
Other revenue	1,702		1,702
Consolidated revenue from continuing operations	$224,954	$(34,791)	$190,163

	2016	Medical Office Disposition	Pro Forma
Revenues
Rental Operations:
Industrial	$583,019		$583,019
Medical Office	175,437	(146,478)	28,959
Non-reportable Rental Operations	46,980		46,980
Service Operations	88,810		88,810
Total segment revenues	894,246	(146,478)	747,768
Other revenue	7,998		7,998
Consolidated revenue from continuing operations	$902,244	$(146,478)	$755,766

	2015	Medical Office Disposition	Pro Forma
Revenues
Rental Operations:
Industrial	$556,903		$556,903
Medical Office	160,951	(132,637)	28,314
Non-reportable Rental Operations	90,722		90,722
Service Operations	133,367		133,367
Total segment revenues	941,943	(132,637)	809,306
Other revenue	7,489		7,489
Consolidated revenue from continuing operations	$949,432	$(132,637)	$816,795

	2014	Medical Office Disposition	Pro Forma
Revenues
Rental Operations:
Industrial	$529,144		$529,144
Medical Office	146,530	(124,153)	22,377
Non-reportable Rental Operations	140,536		140,536
Service Operations	224,500		224,500
Total segment revenues	1,040,710	(124,153)	916,557
Other revenue	6,141		6,141
Consolidated revenue from continuing operations	$1,046,851	$(124,153)	$922,698